Information contained herein, marked with [***], is being filed pursuant to a request for confidential treatment.

                                                                   Exhibit 10.53



                            POWER PURCHASE CONTRACT





                     RELATED TO THE 6 X 350 MW POWER STATION
                          IN YANGCHENG, SHANXI PROVINCE







                                 BY AND BETWEEN







            YANGCHENG INTERNATIONAL POWER GENERATING COMPANY LIMITED

                                       AND

                        JIANGSU PROVINCIAL POWER COMPANY

                                TABLE OF CONTENTS

ARTICLE 1  DEFINITIONS................................................3
ARTICLE 2  OBLIGATIONS PRIOR TO THE COMMERCIAL OPERATION..............6
ARTICLE 3  COMMENCEMENT OF COMMERCIAL OPERATION.......................7
ARTICLE 4  OPERATION, DESPATCH AND EXAMINATION........................8
ARTICLE 5  ON-GRID TARIFF............................................11
ARTICLE 6  METERING OF ELECTRICITY...................................15
ARTICLE 7  PAYMENT OF ELECTRICITY FEE................................16
ARTICLE 8  BREACH OF CONTRACT AND COMPENSATION.......................17
ARTICLE 9  INSURANCE.................................................19
ARTICLE 10 FORCE MAJEURE.............................................19
ARTICLE 11 ASSIGNMENT................................................20
ARTICLE 12 CONTRACT TERM & TERMINATION...............................21
ARTICLE 13 GOVERNING LAWS AND SETTLEMENT OF DISPUTES.................21
ARTICLE 14 EFFECTIVENESS OF THE CONTRACT AND AMENDMENTS..............22
ANNEX 1..............................................................24
POWER STATION OR PROJECT.............................................24
ANNEX 2..............................................................25
DEDICATED TRANSMISSION FACILITIES....................................25
ANNEX 3..............................................................27
PERFORMANCE INDICES AND TESTING RESULTS FOR THE UNITS................27
ANNEX 4..............................................................28
RETURNS ON REGISTERED CAPITAL (ANTICIPATED REVENUE) OVER THE YEARS---26
ANNEX 5..............................................................29
METHOD OF ACCOUNT SETTLEMENT FOR THE AMOUNT OF  POWER GENERATED
     BY THE POWER STATION............................................29
ANNEX 6..............................................................33
INSURANCE............................................................33

Parties to the Contract:

         Yangcheng International Power Generating Company Limited ("Party A"), a Sino-foreign cooperative joint venture enterprise of limited liability which is registered with the State Administration for Industry and Commerce of the People's Republic of China and which possesses the legal status of a legal person with its legal address at No.151 Shuangtashi Street in Tai Yuan City, Shanxi Province, the People's Republic of China and its legal representative is Bian Xuehai [Chinese characters].


         Jiangsu Provincial Power Company ("Party B"), a national enterprise of the People's Republic of China owned by the entire people, which is registered with Jiangsu Provincial Administration for Industry and Commerce and possesses the legal status of a legal person with its registered address at #20 Beijing Xilu, Nanjing, Jiangsu Province and its legal representative is Gu Zhipeng [Chinese characters].


         WHEREAS, Party A is planning to build, own and operate a power station of 6 X 350MW capacity in Yangcheng County of Shanxi Province, and in association with that Party B is planning to build, own and manage a 500KV Dedicated Transmission Facilities for the delivery of electricity. Party A shall sell to Party B the On-Grid Electricity of the Power Station and Party B shall agree to purchase the aforementioned electricity.


         Party A and Party B, on the basis of equality and mutual benefit, have undertaken negotiations on the sale and purchase of electricity that is available from the 6 X 350MW Power Station, and have concluded this Power Purchase Contract (this "Contract").


         Upon its effectiveness, this Contract shall be binding on both Parties, and the Parties shall strictly adhere to this Contract.


                              Article 1    Definitions



1.1 "Yangcheng International Power Generating Company Limited" shall be a limited liability company established by North China Electric Power Group Corporation, Jiangsu Province Investment Corporation, Shanxi Energy Enterprise (Group) Company, Shanxi Provincial Power Company, Jiangsu Provincial Power Company and AES China Generating Co. Ltd. in accordance with the "Company Law of the People's Republic of China" and "Law of the People's Republic of China on Sino-Foreign Co-operative Joint Venture Enterprises" and other relevant Chinese laws, regulations, rules and the Joint Venture Contract of the Company.



1.2 "Property Right Boundary Point" shall refer to the area within 2 meters from the Connecting Point A located at the terminal tower of the electricity transmission line of the Dedicated Transmission Facilities outside to the enclosing wall of and next to the Power Station as illustrated in Drawing No. 0-3 in Annex 2.


1.3 "Power Station" or "Project" shall refer to the 6 X 350MW coal-fired generating units and related ancillary facilities including the step-up substation and all the electrical equipment, water supply, coal supply and ash disposal systems within the Property Right Boundary Point which shall be invested and constructed by Party A in Yangcheng County of Shanxi Province. For details, refer to Annex 1.


1.4 "Dedicated Transmission Facilities" shall refer to the 500KV power transmission and transformation facility extended from the Property Right Boundary Point to the Huaiyin substation in Jiangsu Province. For details, refer to Annex 2.


1.5 "Units" shall refer to any of the six 350MW generating units designated as Unit 1 to Unit 6 with each of the Units numbered in accordance with the design drawings.


1.6 "Connecting Point" shall be the Property Right Boundary Point which is designated as Point A in Drawing No. 0-3 of Annex 2.


1.7 "Unit Supply Capacity" with reference to any Unit of the Power Station shall be the maximum continuous output capacity in kilowatts (that is the gross generating capacity less consumption for the auxiliaries and station use, and transmission losses in the main transformer and busbar) of such Unit of the Power Station available at the Connecting Point as determined by tests carried out pursuant to Annex 3 before going into Commercial Operation of such Unit. Refer to Annex 3 for specific indices.


1.8 "On-Grid Electricity" shall mean for any period, the electricity generated and delivered by the Power Station to the Connecting Point that is qualified in accordance with the electricity quality standards of the state and is measured, in kilowatt hour ("KWH"), by the electric energy metering equipment provided for under Article 6.1 at the 500KV side near the Connecting Point.


1.9 "Effective On-Grid Electricity" shall refer to the on-grid electricity in KWHs which is derived from deducting the electricity counted as "no metering of electricity and no payment" stipulated in Article 3.4 of Annex 5 from the On-Grid Electricity stipulated in Article 1.8.


1.10 "Normal Take" shall refer to the minimum amount of Effective On-Grid Electricity in KWHs in each year during the effective term of this Contract that Party B agrees to purchase from Party A after the Units have gone into Commercial Operation and shall equal to:

          6
         SIGMA Supply Capacity of Unit i  x  Annual Utilization Hours of
         i=1                                 Unit i in the Year

         Where:


         i =1 to 6, referring respectively to Unit 1 through Unit 6


         Annual Utilization Hours for the Unit shall be:


         (1) For the calendar Year in which the Unit goes into Commercial Operation,

                  [***] hours x (A/365)


         in which:


         A is the number of the days counting from the day on which the Unit is put into Commercial Operation to 31st December of that Year.


         (2)  For each calendar Year before 31st December 2010,  [***] hours;


         (3)  For the Year 2011, [***] hours;


         (4)  For each calendar Year from 2012 to 2015, [***] hours;


         (5)  For the Year 2016, [***] hours x (B/365)


         in which:


         B is the number of the days counting from 1st January of that year to the day on which the Joint Venture Term expires.


1.11 "On-Grid Tariff" shall mean the various On-Grid Tariff expressed in RMB Yuan per KWH corresponding to the On-Grid Electricity as defined in
         Article 1.8, calculated in accordance with the principles, methods and procedures set forth in Article 5, and approved by relevant competent pricing authorities of the State.


1.12 "Sales Tariff" shall mean the sales tariff expressed in RMB Yuan per KWH and approved by relevant competent pricing authorities of the State, corresponding to the On-Grid Electricity which Party B shall purchase from Yangcheng Power Station pursuant to the On-Grid Tariff stipulated in Article 1.11 and shall be delivered to the consumers in the Province through electricity supply networks.


1.13 "Electricity Fee" shall mean the payments expressed in RMB Yuan to be made by Party B to Party A pursuant to Article 7 in respect of the On-Grid Electricity purchased at the Connecting Point by Party B pursuant to Article 6, and to be calculated pursuant to the On-grid Tariff as stipulated in Article 5 of this Contract.


1.14 "Interconnection and Despatch Agreement" shall mean the Interconnection and Despatch Agreement executed between Party A and the State Electricity Despatch and Communication Centre for the Yangcheng Power Station.


1.15 "Despatch Agreement" shall mean the Despatch Agreement executed between Party B and the State Electricity Despatch and Communication Centre for the delivery of electricity through the Dedicated Transmission Facilities of Yangcheng Power Station.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

1.16 "Commercial Operation" shall mean, for each Unit, the formal commencement of electricity generation acknowledged by Party A after the satisfactory completion of performance tests for the Unit executed in accordance with Article 3.


1.17 "Registered Capital" shall mean the total equity capital contributions actually made by the joint venture partners of Party A in accordance with the Joint Venture Contract.


1.18 "Joint Venture Contract" shall mean the Joint Venture Contract executed on 22nd August 1996 under which Party A was established and any of its subsequent amendments.


1.19 "Joint Venture Term" shall mean the period of time from the date (10th October 1996) on which Party A has obtained its business license from the State Administration for Industry and Commerce until the expiration of the Joint Venture Contract.


1.20 "Completion Exchange Rate" shall mean the exchange rate (expressed in RMB per USD) used in converting the US Dollars expenditure in the total investment of the Power Station into RMB value for final account settlement in order to determine the original value of the assets of the Power Station at the completion of the construction of the Power Station, but before Unit 6 is put into Commercial Operation, it shall be equal to the Budgeted Exchange Rate.


1.21 "EPC Contract" shall mean the Engineering, Procurement and Construction Services Contract entered into by and between Party A (as the Owner) and Shanxi Provincial Power Company (as the EPC Contractor).


1.22     "Excess On-Grid Electricity" shall have the definition as stipulated in
         Article 7.5 herein.


1.23 "Party A's Liability for Short Generation" shall have the definition as stipulated in Article 4.6 herein.

1.24 "Party B's Liability for Short Purchase" shall have the definition as stipulated in Article 4.6 herein.


1.25 "State Despatch Center's Liability for Short Despatch of Electricity" shall have the definition as stipulated in Article 4.6 herein.


1.26     "Budgeted Exchange Rate" shall have the definition as stipulated in
         Article 5.2 herein.


1.27 "Income Tax Rate" shall refer to the tax rates applicable to the enterprise income tax and the local income tax that Party A is liable to pay in accordance with the Income Tax Law for Foreign Invested Enterprises.


            Article 2 Obligations Prior to the Commercial Operation


2.1 Prior to Party A's issuance of the Notice to Proceed under the EPC Contract to the EPC Contractor:

(1)      Party A shall execute the EPC Contract.


(2) Party A shall execute the Coal Supply Contract for coal needed by the Power Station.


(3) Party B shall co-operate fully with Party A in providing required information and convenience during Party A's negotiations with third party lenders.


(4) Party B shall provide Party A with acceptable comfort letters issued by Jiangsu Provincial Government or provincial organs for Party B's performance of all the provisions of this Contract.


2.2 Party A shall cause Unit 1 to go into Commercial Operation within thirty five (35) months after the Ministry of Electric Power grants approval to Party A for the issuance of the Notice to Proceed under the EPC Contract to the EPC Contractor, and thereafter Unit 2, Unit 3, Unit 4, Unit 5 and Unit 6 to go into Commercial Operation respectively at an interval of every five months.


2.3 Party A shall cooperate fully with Party B in providing required information and convenience during Party B's negotiations with third party lenders.


2.4 When the conditions are mature for the construction commencement of Dedicated Transmission Facilities, Party B shall submit the commencement of construction of the Project to the Ministry of Electric Power for approval, but Party B shall guarantee to complete the Dedicated Transmission Facilities 3 months ahead of the date as stipulated in Article 2.2 on which the first Unit of the Power Station goes into Commercial Operation in order to satisfy the testing and interconnection requirements of the Power Station.


2.5 The Parties shall strive to ensure the concurrent construction of the Power Station, Dedicated Transmission Facilities and provincial transmission facilities.


                 Article 3 Commencement of Commercial Operation


3.1 Party A shall conduct performance tests (See Annex 3 for major performance indices and test results) on each Unit in accordance with the EPC Contract. The date on which Party A issues the Commercial Operation Acceptance Certificate for any Unit to the EPC Contractor in accordance with the EPC Contract shall be the Date of Commencement of Commercial Operation of such Unit.


3.2 Party B shall agree to accept and purchase all the electricity generated by each Unit during the testing period and prior to the Commercial Operation.


3.3 Upon the Commencement of Commercial Operation of the Units, the Effective On-Grid Electricity which Party B shall agree to purchase from Party A in each Year shall not be less than the Normal Take.

                  Article 4 Operation, Despatch and Examination


4.1 The Power Station and the Dedicated Transmission Facilities shall obey the unified despatch of the State Power Despatch and Communication Centre ("State Despatch Centre"). The Interconnection and Despatch Agreement and the Despatch Agreement shall be concluded separately.


4.2 Refer to Annex 3 for the range of electricity output of the Units that is despatchable. (The design value of the range of electricity output of the Units that is despatchable is 50-100% of the rated capacity). With reference to generating units of similar type in the East China and Jiangsu Power Grids, and taking into account the economic factors and special characteristics of a mine-mouth unit using anthracite as fuel, the Power Station shall reasonably undertake the tasks of base load, peaking, frequency modulation and voltage regulation of the power grid and shall be operated in accordance with the generation despatch plans and despatch orders issued by the State Despatch Centre.


         The annual, monthly and daily generation despatch plans of the Power Station shall, pursuant to Party B's power purchase plan and the operating status of the equipment of the Power Station, ensure that Party A and Party B are able to satisfy the Normal Take and to leave an appropriate margin for unseen circumstances within the annual planned despatchable hours of the Units.


         The equipment maintenance plans of the Power Station which shall take into consideration the status of the equipment of the power grid and the Power Station and the requirement to satisfy the Normal Take, and, in accordance with the maintenance cycle and time stipulated under "The Maintenance Regulations of the Power Station" promulgated by the Ministry of Electric Power, shall be arranged by the State Despatch Centre after overall co-ordination together with Party A, Party B and relevant authorities.


4.3 In mid-July each Year, Party A shall submit to the State Despatch Centre the proposed operation plans and equipment maintenance plans of the Power Station for the following Year. At the end of August each Year, Party B shall submit to the State Despatch Centre the proposed power purchase plan for the following Year. The State Despatch Centre shall issue to Party A with a copy to Party B, a prearranged plan for the following Year in December of each Year after co-ordinating and reaching a balance with Party A and Party B.


Before the 15th of each month, Party A shall submit to the State Despatch Centre the proposed operation plan and equipment maintenance plan of the Power Station for the following month; before the 20th of each month, Party B shall submit to the State Despatch Centre the power purchase plan for the following month; the State Despatch Centre shall issue to Party A with a copy to Party B, a generation despatch plan and equipment maintenance plan for the following month before the 25th of each month after co-ordinating and reaching a balance with Party A and Party B.


4.4 Together with Party A and Party B, the State Despatch Centre shall formulate a typical daily load curve of the Power Station for the current month in accordance with the monthly generation despatch plan.


4.5       Party A shall ensure that the Annual Planned Despatchable Hours of the
Power

          Station is equal to:

             N
         [(SIGMA) (Annual Planned Despatchable Hours of the Unit x Di/8760)]/N i=1

          In the above formula, the Annual Planned Despatchable Hours of the Unit shall be 7,350 hours for the Year(s) of and before the Commencement of Commercial Operation of Unit 6 (assuming that during such Year the Commercial Operation hours of the Units that have gone into operation are 8760 for each
Unit) and 7,400 hours for each Year subsequent to the Year of Commencement of Commercial Operation of Unit 6.





                                                                  N
                                                               (SIGMA) Di
                                                                 i=1
       Annual Actual Despatchable Hours of the Power Station = -----------   -
                                                                   N

       Reduction in Despatchable Capacity of the Power Station in Equivalent Annual Hours


          Where:


          Di shall mean the total number of hours of Commercial Operation of Unit i during such Year;


          N shall mean the number of Units which have already been put into Commercial Operation in such Year.


          Reduction in Despatchable Capacity of the Power Station in Equivalent Annual Hours shall mean the annual cumulative and equivalent hours of outages owing to the reduction in Supply Capacity Available for Despatch during the despatch and operation of the Power Station, namely:


          Reduction in Despatchable Capacity of the Power Station in Equivalent Annual Hours =


         (SIGMA) {[(Supply Capacity Available for Despatch of the Power Station
         - Actual Supply Capacity Available for Despatch of the Power Station) / Supply Capacity Available for Despatch of the Power Station] x Number of Continuing Hours in Such Period}


          Where:


          Supply Capacity Available for Despatch of the Power Station is the sum of the Supply Capacity Available for Despatch of the various Units of the Power Station which have already been put into Commercial Operation (see Annex 3).

          Actual Supply Capacity Available for Despatch of the Power Station is the sum of the Supply Capacity Available for Despatch actually provided by the various Units of the Power Station which have already been put into Commercial Operation when the reduction in Supply Capacity Available for Dispatch occurs in such Units.


          Number of Continuing Hours in Such Period shall mean the Number of Continuing Hours during which the reduction in Supply Capacity Available for Dispatch occurs in the various Units of the Power Station which have already been put into operation.


4.6 If in any Year within the term of the Contract the annual cumulative total quantity of On-Grid Electricity fails to reach the Normal Take, when the difference is caused by the failure of the Actual Annual Despatchable Hours of the Power Station to meet the Annual Planned Despatchable Hours of the Power Station, the electricity not generated shall be recorded as a short generation for which Party A shall be liable and which shall be handled in accordance with
Article 8.2.


         Party A's Liability for Short Generation = Annual Normal Take x [(Annual Planned Despatchable Hours of the Power Station - Annual Actual Despatchable Hours of the Power Station) / Annual Planned Despatchable Hours of the Power Station]


         If, pursuant to stipulations in the "Interconnection and Despatch Agreement", the reduction in electricity generation and purchase is determined as being attributable to despatch reasons of the State Despatch Centre, it shall be recorded as the State Despatch Center's liability for a short despatch of electricity.


         The reduction in electricity generation by the Power Station due to reasons caused by Party B's power purchase plan and the downward adjustment of the output of the Units as required by the power grid, and the failure of the Units to generate the expected output because of the breakdown of the Dedicated Transmission Facilities shall be adjusted and compensated as far as possible in the plans of the current Year. After the above adjustment is made, the portion of electricity generation falling short of the Normal Take shall be recorded as Party B's Liability for Short Purchase and shall be handled in accordance with
Article 8.1.


4.7 Before 0930 hours each day, the Power Station shall submit to the State Despatch Center a forecast of the Supply Capacity Available for Despatch of each Unit for the following day. Pursuant to the monthly generation despatch plan and upon liaison with Party B, the State Despatch Centre shall issue before 1700 hours of each day the daily generation despatch plan of the Power Station for the following day with a copy to Party B.


4.8 The Power Station shall be operated in compliance with the daily generation despatch curves (including such curves as revised in accordance with Article 2 of Annex 5) issued by the State Despatch Centre with the active power fluctuations within the permissible variation range of +/-3%.

          Examinations shall be executed in accordance with the daily generation despatch curves (including such curves as revised in accordance with Article 2 of Annex 5) on the basis of the real time data which Party A transmits to the State Despatch Centre. Refer to Annex 5 for the actual method adopted in the settlement of accounts on the amount of power generated by the Power Station, and the State Despatch Centre shall record such data at intervals on a daily basis.


          In the event that any Party discovers at any time the transmitted real time data inaccurate, such Party may request for examination and calibration and the real time data shall be corrected in accordance with the results of the examination and calibration.


4.9 The State Despatch Centre shall inform Party A and Party B in writing of the examination results regarding the status of the Power Station's execution of the generation despatch curves in the preceding month on the fifth working day of each month. Any disagreement relating to the examination results raised by Party A and Party B shall be submitted to the State Despatch Centre before the 12th of the month. When the said deadline expires and no query is raised, the original notice of the examination results shall be deemed to be correct.


          The State Despatch Centre shall send the finalised and audited generation examination notice of the preceding month to Party A and Party B before the 20th of each month as the basis for settlement of accounts between both Parties.


                            Article 5     On-Grid Tariff


5.1 The On-Grid Tariff shall be estimated by Party A in accordance with the formulae stipulated in Article 5.4 and Article 5.5 on the basis of the principles of the Power Supply Costs of the Power Station, timely repayment of principal and interest on loans, payment of taxes, collection of funds and guaranteeing of Party A's reasonable profits, on the basis of the FIRR of [***] on Party A's anticipated Registered Capital during the Joint Venture Term and on the basis of the Normal Take. The average On-Grid Tariff during the Joint Venture Term as specified in the Feasibility Study Report approved by the State Planning Commission is [***] on the basis of [***] utilisation hours while the actual tariff in each Year shall be submitted for examination and approval year by year pursuant to Article 5.6.


5.2       Party A and Party B shall jointly fix the Budgeted Exchange Rate
(the US Dollar Selling Price set by the People's Bank of China) on the basis of the trend of the USD/RMB exchange rate fluctuations of the preceding Year and use such Budgeted Exchange Rate for the conversion of the USD component of the On-Grid Tariff into RMB in the estimation of the On-Grid Tariff fully denominated in RMB. The USD component of the On-Grid Tariff shall constitute the principal and interest on the foreign currency loans paid by Party A for the Year and the return on Party A's Registered Capital during the Year. Any exchange loss or gain due to the difference between the actual exchange rates during the Year and the Budgeted Exchange Rate shall be adjusted in the next estimation of the On-Grid Tariff.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

5.3 The On-Grid Tariff for the electricity generated and delivered to the Connecting Point prior to the Commercial Operation of any Unit, including the period of testing and commissioning of the Unit, shall be settled on the basis of [***].

5.4 After the commencement of Commercial Operation of any Unit, the On-Grid Tariff for the On-Grid Electricity generated each Year within the Normal Take shall be expressed in RMB per KWH, estimated in accordance with the following formula:



     On-Grid Tariff
     during Commercial  =          [***]
     Operation






         Where:


         (A) A is the Power Supply Cost of the Power Station (not including purchase value added tax), including:


         A1, fuel cost: refers to all the annual budgeted expenses related to the purchase of fuels (including coal and oil) for the Power Station, including among others management fee, transportation expenses, insurance costs, handling charges, transhipment costs and other costs, and the gain or loss due to the difference between the budgeted price and the actual price for the fuels for the previous year. The coal price shall follow the price for coal used in electricity generation in Shanxi Province.


         A2, water rate: refers to the annual budgeted expenses for water consumed in power generation by the Power Station.


         A3, electricity purchase cost: refers to the cost for the electricity that the Power Station is required to purchase from outside each year on the basis of its rated design capacity.


         A4, material costs: refers to the costs of operation and maintenance materials consumed each Year for maintaining the operation of the Power Station.


         A5, wages and welfare expenses: refers to the wages and welfare expenses paid by Party A each Year to its employees.


         A6, depreciation and amortization costs: refers to the depreciation cost of the fixed assets and amortization cost of intangible assets and other assets, allocated each Year according to relevant stipulations after any Unit of the Power Station goes into Commercial Operation.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         A7, major repair cost: refers to the annual budgeted cost for major and minor repairs of the Units of the Power Station.


         A8, other business management costs: refers to other expenses and costs related to the operation, maintenance and management of the Power Station each Year, including but not being limited to insurance costs, staff education and training costs, business management costs of Party A, the adjustment amount for exchange loss or gain for the previous Year, costs resulting from changes in law, etc.


         (B) B is the Financial Expenses, referring to: the sum of interest charges, on-lending fees, handling fees, other financial management costs according to relevant financial regulations and foreign currency exchange loss or gain, incurred each Year on the construction loans and the working capital loans of the Power Station.


         The exchange loss or gain shall be: USD Loan Principal repayable by Party A for the Year x (Budgeted Exchange Rate - Completion Exchange
         Rate)


         (C) C is all relevant taxes, other than the income tax and the value added tax, which are payable during the business operation of the Power Station according to relevant regulations (State-stipulated taxes or local taxes). These taxes shall be incorporated into the Power Supply Costs of A1 to A8.


         (D) D is the Return on Registered Capital and shall be equal to the product of (i) during the Joint Venture Term, the anticipated US Dollars amount of return over the years calculated on the basis of the Normal Take and [***] on Party A's Registered Capital, and (ii) the Budgeted Exchange Rate. Such anticipated returns on Party A's Registered Capital for each Year are listed in Annex 4.


         (E) E is the Loan Repayment Profit and shall mean that during the repayment of loans by Party A, the portion of the after-tax profit used to pay the shortfall in the repayment of the principal of loans payable for the Year which the above A6, to be used for loan repayment, is not sufficient to cover.


         Loan Repayment Profit = [US Dollar Loan Principal Repayment Payable by Party A for the Year x Completion Exchange Rate + RMB Loan Principal Repayment Payable by Party A for the Year] - [Depreciation and Amortization set forth in Item A6 above]


         The Loan Repayment Profit shall be no less than zero.


         (F) F is the Fund Allocation and shall mean the accumulation fund, the public welfare fund, and other funds for the Power Station allocated by Party A in accordance with relevant regulations of the People's Republic of China.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

5.5 The On-Grid Tariff for Excess On-Grid Electricity: In the event that during the term of this Contract, the total actual purchase and sales of electricity for any one Year exceeds the Normal Take, that portion of the On-Grid Electricity exceeding the Normal Take shall be paid for on the basis of the On-Grid Tariff for Excess On-Grid Electricity.


         The formula for the On-Grid Tariff for Excess On-Grid Electricity shall be as follows:




On-Grid Tariff
for Excess     =      [***]
On-Grid
Electricity


         The definitions of the terms A, A6, A7, D and F shall be the same as those provided in Article 5.4.


5.6 The On-Grid Tariff shall be fully denominated in RMB and shall be set once a year. Party A shall calculate the On-Grid Tariff for the following Year in October of each Year; Party A and Party B shall raise through consultation a proposal on the subject and submit the proposal in mid-November in accordance with relevant state stipulations to Chief Commodity Prices Administrative Authorities of the State Council for examination and approval. Party B shall put forward a proposal on the corresponding Sales Tariff based on the On-Grid Tariff which Parties A and B have agreed on for submission and submit the proposal in mid-November in accordance with the same application procedures to Chief Commodity Prices Administrative Authorities of the State Council for examination and approval.


5.7 In order to forecast the On-Grid Tariff during the Joint Venture Term, Party A and Party B shall, promptly following the execution of this Contract and pursuant to the principles and contents set forth in the above articles, agree on a financial model and a mechanism to obtain and adjust quantified figures on factors affecting the calculation of the tariff which shall serve as the basis for calculating the On-Grid Tariff. Six months prior to the expected Commercial Operation of the first Unit, Party A shall estimate the On-Grid Tariff for Commercial Operation of such Unit which, upon approval through the approving procedures under Article 5.6, shall be the On-grid Tariff for settlement of the Electricity Fee between Party A and Party B.


5.8 If the On-Grid Tariff calculated on the basis of current external factors such as the price level, exchange rate and tax rates during any Year exceeds the approved On-Grid Tariff for that Year by more than 2%, which results in that the approved On-Grid Tariff cannot meet the repayment of either
(i) principal and interest (including both RMB and US Dollars loans) or (ii) anticipated Return on Party A's Registered Capital, Party A and Party B shall promptly submit an application for adjustments to the On-Grid Tariff and Sales Tariff for the Year and submit it to the state pricing authorities for approval. Upon approval, such adjustments shall be implemented.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                        Article 6 Metering of Electricity


6.1 Party A shall install dedicated energy metering equipment, including main meters and check meters on each 500KV outgoing line at the inner side near the Connecting Point for the measurement of the On-Grid Electricity that Party B purchases from Party A. The energy metering equipment installed by Party B at the incoming side of each 500KV line at San Bao Switchgear Station in Jiangsu Province shall be used as reference for checking the dedicated energy measurement.


6.2 The accuracy of the dedicated energy metering equipment shall be no lower than the accuracy standards related to electric energy meters promulgated by the State Technology Inspection Bureau as follows:


         Active energy meter :      Grade 0.2


         Reactive energy meter:     Grade 0.5


         Associated current transformer and potential transformer:  Grade 0.2


6.3 The Dedicated energy metering equipment shall be inspected and calibrated by an inspection and calibration team established jointly by Shanxi Provincial Electrical Testing Centre and Jiangsu Provincial Electrical Testing Centre on a regular basis and within a time period as required by the codes of electrical metering. The inspection and calibration results shall be sent to Party A and Party B respectively. The costs incurred shall be borne by the two Parties in relation to the ownership of assets.


6.4 The readings of the aforesaid meters shall be taken and recorded jointly by Party A and Party B on the first day of each month. The On-Grid Electricity that Party A transmits to Party B during the preceding month shall be the sum of the new increments in the readings of the applicable main energy meters during that month. Such metered number shall be final if no fault or omission exists. In case that the main energy meters fail to measure the On-Grid Electricity accurately, the main energy meters and the check energy meters shall be inspected separately. If the check energy meters prove to be accurate, the readings of the check energy meters shall be the data used for calculating the On-Grid Electricity.


6.5 Party A shall notify Party B promptly of the failure of the Dedicated energy metering equipment. If both main meters and check meters fail at the same time, the measurement of On-Grid Electricity during the failure period can be resolved through consultation between both Parties by referring to other energy meters or be resolved through consultation with State Power Despatch and Communication Centre in accordance with despatch records.


6.6 If any Party finds out at any time that the readings of a Dedicated energy metering equipment are not accurate, such Party may propose an interim inspection and calibration.

6.7 Party A shall install telemetry equipment in the Power Station and make them having the function of transmitting real time information about the on-grid capacity and On-Grid Electricity of the Power Station to Party B and State Power Despatch and Communication Centre.


                            Article 7 Electricity Fee


7.1 Within the first five (5) working days of each month, Party A shall deliver to Party B the first invoice, which shall specify the following items:


         (1) 40% of the On-Grid Electricity, read according to Article 6.4, which Party A has transmitted to Party B in the preceding month.


         (2)   the applicable On-Grid Tariff.


         (3)   Electricity Fee payable by Party B to Party A = (1) x (2).


         Prior to the twentieth (20th) day of each month, Party A shall deliver to Party B the second invoice which shall specify the following items:


         (1) 30% of the On-Grid Electricity, read according to Article 6.4, which Party A has transmitted to Party B in the preceding month.


         (2)   the applicable On-Grid Tariff.


         (3)   Electricity Fee payable by Party B to Party A = (1) x (2).


         Before the end of each month Party A shall deliver to Party B the month-end invoice in accordance with the notice of verification of power generation in the proceeding month examined and verified by the State Despatch and Communication Centre and, the account settlement notice of the Power Station in the preceding month issued by Party B. The amount payable in such invoice shall be:


         (The Effective On-Grid Electricity which Party A transmitted to Party B in the preceding month - the electricity already paid for in the first and second invoices) x the applicable On-Grid Tariff pursuant to Article 5 +/- the amount stipulated in Article 7.6.


7.2      The Electricity Fee shall be paid in three instalments in each month:


         (1) on the 5th working day of each month, Party B shall remit the Electricity Fee payable by Party B that is specified in the first invoice provided by Party A for the preceding month to the China Construction Bank account designated by Party A.


         (2) on the 20th day of that month, Party B shall remit the Electricity Fee payable by Party B that is specified in the second invoice provided by Party A to the China Construction Bank account designated by Party A.

         (3) before the end of the month, Party B shall remit the Electricity Fee payable by Party B that is specified in the month-end settlement invoice provided by Party A to the China Construction Bank account designated by Party A .


7.3       Party B shall pay Party A the Electricity Fee in accordance with
Article 7.2. In the event that Party B disputes the Electricity Fee in the month-end settlement invoice provided by Party A, Party B shall nevertheless pay the non-disputed amount; upon resolution of the dispute, Party B shall pay the disputed amount immediately. Party B shall pay Party A late payment fee in accordance with Article 8.4 for the delayed amount payable because of the dispute.


7.4 Party A shall issue to Party B the value added tax invoice following the payment schedule and in accordance with tax laws.

7.5       When the actual cumulative Effective On-Grid Electricity that
Party A transmits to the Connecting Point during the current year exceeds the Normal Take for such Year ("Excess On-Grid Electricity"), Party B shall pay the Electricity Fee to Party A calculated on the basis of the On-Grid Tariff for Excess Electricity as stipulated in Article 5.5, but after deduction of the amount payable to Party B calculated according to the following formula:



The Amount
Payable to =     [***]
Party B



         Where:


         D and F shall have the same definitions as in Article 5.5.


7.6 After the Units of the Power Station enter into Commercial Operation, the results of verification of generation for account settlement of the Power Station as stipulated in Annex 5 shall be settled together with the Electricity Fee by Parties A and B on a monthly basis. Refer to Annex 5 for specific methods of account settlement.


                  Article 8 Breach of Contract and Compensation


8.1 During the term of this Contract, Party B shall guarantee that the Effective On-Grid Electricity procured by Party B at the Connecting Point in every Year shall be no less than the Normal Take. In the event that at the last day of any Year within the Contract term, the actual cumulative Effective On-Grid Electricity procured by Party B for the whole Year is less than the Normal Take, Party B shall pay Party A within forty five (45) days after the end of such Year an amount as follows:


                                      [***]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                                      [***]


8.2 During the term of this Contract, Party A shall guarantee that the Effective On-Grid Electricity delivered by Party A to Party B each Year shall be no less than the Normal Take. In the event that at the last day of any Year within the Contract term, the total cumulative Effective On-Grid Electricity for the whole Year is less than the Normal Take, and Party A's Liability for Short Generation is finalized pursuant to Article 4.6, Party A shall pay Party B within forty five (45) days after the end of the Year a compensation equal to the portion of the shared costs for principal and interest repayment on the Dedicated Transmission Facilities and for the Power Supply Costs,
(after deduction of the transmission line loss and relevant taxes), corresponding to Party A's Liability for Short Generation; the compensation to be allocated to the provincial transmission facilities shall be exercised in accordance with the replies from relevant government authorities.


8.3 In case of any of the following events, Party A or Party B shall pay each other the liquidated damages for late completion. Both Parties have covenanted that the liquidated damages shall be on a reciprocal basis and shall be equal in amount. If the insurance is covered, the insurance indemnity shall be deducted.


(1) In the event that Party B fails to complete the construction of Dedicated Transmission Facilities before the date provided for in
         Article 2.4, which causes the failure of the Units to carry forth the interconnected commissioning as scheduled, Party B shall, for each day of delay, indemnify Party A the "Loan Interest Payment Amount" as stipulated in Article 8.3 (3) (a), and pay in advance for Party A the "Loan Principal Repayment Amount" as stipulated in Article 8.3 (3) (b) together with interest thereof;


(2) In the event that Party A fails to complete the construction of a Unit in accordance with the schedule provided for in Article 2.2, which causes a delay in the delivery of electricity to Party B (but not due to the delay in the completion of Dedicated Transmission Facilities and Provincial Transmission Facilities), Party A shall, for each day of delay of Commercial Operation of such Unit, be liable to indemnify Party B the "Loan Interest Payment Amount" as stipulated in Article 8.3
         (3) (a), and pay in advance for Party A the "Loan Principal Repayment Amount" as stipulated in Article 8.3 (3) (b) together with interest thereof.


(3)      Methods of calculation and payment of the liquidated damages:


         a, The "Loan Interest Payment Amount" shall mean the total amount of interest payable for each day of delay on all the loans to such delayed Unit;


         b, The "Loan Principal Repayment Amount" shall mean the total amount of principal due and payable for each day of delay on all the loans to such delayed Unit;


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         c, The Loan Interest Payment Amount and the Loan Principal Repayment Amount shall be established pursuant to the loan principal repayment and interest payment component included in the On-Grid Tariff corresponding to the Year of Commencement of Commercial Operation of the Unit as estimated and submitted by Party A;


         d, The indemnified Party shall repay in full the Loan Principal Repayment Amount paid in advance to the defaulting Party at the latest within one (1) year after the Date of Commencement of Commercial Operation of Unit Six;


         e, The liquidated damages provided for in this Article shall be paid on a weekly basis on the first business day of the bank of each week following the guaranteed completion dates as stipulated in Article 2.2 and Article 2.4, with the last such payment to occur on the actual completion date.


8.4 In the event that Party B fails to pay Party A the Electricity Fee in accordance with the schedule provided for in Article 7.3, Party B shall pay Party A the late payment fee calculated from the next day following the due day to the day on which the bank remits the fund. The late payment fee shall be calculated at a rate of [***] per day on the delayed amount.


                               Article 9 Insurance


9.1 Party A shall purchase and maintain all types of insurance related with the operation, maintenance and management of the Power Station. Annex 6 details the types of insurance required.


                            Article 10 Force Majeure


10.1     Definition of Force Majeure:


         In this Contract an Force Majeure Event refers to any event which can not be controlled, predicted, and the occurrence and consequences of which can not be overcome by the affected Party to the Contract. Such events prevent the affected Party from performing its obligations under the Contract, or makes the performance of such obligations impossible, such events including war, strike, flood, windstorm, fire, earthquake, thunderbolt, epidemic diseases, etc.


10.2 The failure of a Party to fulfill any of its obligations hereunder shall not be considered to be a breach of, or default under this Contract and the Party concerned shall not be liable to any liquidated damage insofar as such inability arises from an event of Force Majeure, provided that the Party affected by such an event has taken reasonable measures to mitigate effects of such event of Force Majeure, all with the objective of carrying out the terms and conditions of this Contract.


10.3      Notification obligation


(1) The Party claiming Force Majeure shall give notice to the other Party of any event of Force Majeure as soon as practical, but no later than seven (7) days after the date on which such Party gets aware or should have reasonably got aware of the commencement of such event, and shall


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         provide the other Party with valid evidences of the Force Majeure event within a reasonable period of time after cessation of such Force Majeure event. Such evidences shall be issued by a notary organization or relevant authority at the location of the Force Majeure event. Notwithstanding the above, if the event of Force Majeure results in a breakdown of communication rendering it not reasonably practicable to give notice within the applicable time limit specified herein, then the Party claiming Force Majeure shall give such notice as soon as reasonably practicable after the reinstatement of the communications, but no later than one day after such reinstatement .


(2) The Party claiming Force Majeure shall give notice to the other Party of


                  1.     event of Force Majeure;


                  2. the commencement and cessation time of the event of Force Majeure; and


                  3. the scope, content and duration of the effects of such event of Force Majeure on the enjoyment by such affected Party of its rights or performance of its obligations hereunder.


10.4     Obligations to Mitigate the Damages


         The Parties shall use all their reasonable efforts to mitigate the effects of any event of Force Majeure and to jointly develop and implement a plan of reasonable measures (in accordance with ownership of property) to remove the effects of such event of Force Majeure. The Parties shall continue to perform other obligations as provided for in this Contract that are not affected by the event of Force Majeure.


                              Article 11 Assignment


11.1 Party B shall be entitled to transfer this Contract to a third Party, subject to such third Party providing a financial guarantee stating that its financial status is at least as good as that of Party B and, subject also to the approval of Party A and its lenders. That third Party shall be the successor to all of Party B's rights and obligations under this contract.


11.2 Party A shall obtain Party B's agreement to the assignment of its rights and obligations under this Contract to a third party other than the Project lenders.


11.3 When Party A proposes to transfer the ownership of all the assets of the Power Station at any time after the Unit 6 has been completed, Party B shall have the first right of refusal as equally as the Project lenders do.


11.4 Upon the assignment by any one Party of its rights and obligations under this Contract, the transferor shall guarantee that the transferee shall continuously perform this Contract, and shall not impose on the other Party any additional legal obligations or obligations beyond this Contract. Such assignment shall be subject to the approval of the original examination and approval authority.


                     Article 12 Contract Term & Termination


12.1 The term of this Contract shall be twenty (20) years starting from the date of issuance of business license to Party A. Should the Joint Venture Term of Party A be extended, both Party A and Party B may choose to:


(1)      agree to extend the term of this Contract;


(2)      negotiate new terms and conditions for this Contract.


12.2 Should the purchase and sale of electricity be interrupted due to an event of Force Majeure during the term of this Contract, either Party shall have the right to extend the term of this Contract and the corresponding period for the calculation of Normal Take pursuant to Article 1.9, with the terms and conditions of this Contract unchanged. The extension of the term of this Contract shall be equal to the period that the purchase and sale of electricity was interrupted due to the event of Force Majeure.


12.3      In case of extension of this Contract pursuant to Article 12.1 and
Article 12.2, it shall be submitted to the original examination authority or competent examination authority for approval. No Party shall declare to terminate this Contract unilaterally.


              Article 13 Governing Laws and Settlement of Disputes


13.1 This Contract shall be governed and interpreted by the laws of People's Republic of China.


13.2 Settlement of Dispute: Party A and Party B shall pursue the following procedures in the event of any dispute between the Parties concerning the performance of this Contract:


(1) Disputes shall be resolved through a conciliation and mediation committee. Party A and Party B shall each recommend two mediators to form a joint conciliation and mediation committee with the aim of seeking resolution through friendly consultation. Within one month after the dispute is submitted to the conciliation and mediation committee, the conciliation and mediation committee shall provide a resolution opinion to the Parties. Should either of the Parties not accept the resolution proposal provided, the dispute shall be submitted for arbitration in accordance with provisions of this Article.


(2)      In the event that the dispute is not resolved in accordance with
         Article 13.2 (1) above within sixty (60) days after any Party notifies the other Party of the dispute in writing, either party may submit the dispute in question to the China International Economic Trade Arbitration Committee for arbitration in Beijing pursuant to the arbitration rules prevailing at the time the application for arbitration being filed. In the event that China International Economic Trade arbitration Committee has no power of jurisdiction over such dispute, the dispute shall be submitted to Beijing Municipal

         Arbitration Committee for arbitration in Beijing pursuant to the prevailing arbitration rules. The arbitration award from either of the two said arbitration committees shall be final and binding upon the two Parties.


             Article 14 Effectiveness of the Contract and Amendments


14.1 This Contract shall become effective upon approval by relevant state examination and approval authorities to which Party B shall submit this Contract upon execution and seal by the validly authorised representative of the two Parties.


14.2 Changes in national and local laws and regulations shall not be regarded as a Force Majeure event. In the event of any change in national or local laws or regulations, this Contract shall be amended accordingly. Any amendment of this Contract shall first have the unanimous agreement of Party A and Party B through consultation and be executed and sealed by the validly authorised representatives of the two Parties and come into effect upon the approval of the original examination and approval authority.


14.3 This Contract shall be written in Chinese and English, with both language texts being equally authentic. In case of any conflict between the Chinese and English versions, the Chinese version shall govern. This Contract shall have ten originals with Party A and Party B each keeping five. There shall be twenty duplicates.

Party A: Yangcheng International Power Generating Co. Ltd.





Representative: [Signature Illegible]


Position:








Party B: Jiangsu Provincial Power Company.





Representative:  [Signature Illegible]


Position:





Venue of Signing:   Beijing, the People's Republic of China


Date:               January _____, 1997

                                     Annex 1


                            Power Station or Project


         Yangcheng Power Station is located in Beiliu Township of Yangcheng County, Shanxi Province, 25 kilometres to the east of Jincheng City and 10 kilometres to the west of Yangcheng city and just 0.4 kilometres to the south of Beiliu Township.


         The natural elevation of the ground of the Power Station is 648-693 m.


         The first phase of the Power Station is to build a 6x350MW anthracite fired Units with a total installed capacity of 2100 MW and, with room for further expansion. The turbine island and the boiler island of the main plant house of the Power Station are respectively imported from Siemens Company of Germany and the Foster Wheeler company of United States. The BOP portion of the Power Station is locally designed and uses local equipment (except for pneumatic ash handling equipment and water supply pump station equipment), including mainly coal conveying, oil supply, ash disposal, water supply, recycling water, chemical water, electrical step-up substation, start-up power source, parasitic load, communication, repair, monitoring and other auxiliary production facilities.


         Offsite project mainly includes the following: water source, make-up water pump and pipelines, ash handling and ash water recovery pipelines, ash yard, Dedicated railway, coal transporting and access road to the Power Station, start-up power source transmission and transformation facilities, residential quarters (external to the Power Station) in Jincheng city, administrative area in the front part of the Power Station and offsite communication and remote control system, etc.


         For the Property Right Boundary Line of the Power Station and the 500KV transmission facilities, see Annex 2.

                                     Annex 2


                        Dedicated Transmission Facilities


         The electricity produced by the Power Station shall be totally transmitted to Jiangsu Province in the form of Dedicated station, Dedicated lines and Dedicated supply. The Dedicated Transmission Facilities in association with the Power Station shall start from the Property Right Boundary Point and pass through the provinces of Shanxi, Henan, Shandong and Anhui to Huaiyin of Jiangsu Province (a distance of about 755 kilometers). Details of the whole transmission line project of the Power Station are as follows:


1. Two switching stations to be newly constructed: the mid-way switching station (for three incoming lines and two outgoing lines, total five circuits) at the crossing point of the Yellow River and the Sanbao Switching Station, at Xuzhou city of Jiangsu province (with two incoming lines and three outgoing lines, total five circuits);


2. A substation to be expanded in Huaiyin, Jiangsu Province with one 750 MVA main transformer;


3. The extension for one 500 kV panel at the Runzhuang Substation in Jiangsu Province.


4. Three circuits from the Power Station to the mid-way switching station to be constructed, approximately 3 x 262 km long on one double circuit tower and one single circuit tower;


          Two circuits from the newly constructed mid-way switching station to Sanbao Switching Station to be constructed, 2 x 268 km long on a double circuit tower, with serial compensation equipment of 2 x 500 MVAR;


          One single circuit from the newly constructed Sanbao Switching Station to Runzhang Substation, 50 km long single circuit;


          Two circuits on a double circuit tower from the newly constructed Sanbao Switching Station to Huanyin Substation, 2 x 230 km long on a double circuit tower;


          One crossing over the Yellow River with a circuit length of 2 x 4 km;


5. Associated parallel resistors, reactive power compensation equipment and corresponding remote control, communication and protective relay equipment to be built;


          Drawing No. 0-1 shows the one-line diagram of the Transmission Facilities.


          Drawing No. 0-2 shows the one-line diagram of the stations and substations.


          Drawing No 0-3 shows the Property Right Boundary Point between the Power Station and Transmission Facilities.

                                [GRAPHIC OMITTED]

Point A to the direction of the transmission line falls within the scope of construction of the dedicated transmission facilities including the terminal tower, while the others fall within the scope of the Power Station.

                                     Annex 3


              Performance Indices and Testing Results for the Units





Relevant performance test items, indices and test results of the Units are shown as follows:


------ ------------------------------------------------------- ------------------- -----------------------

       Performance Test items                                  Design Value        Actual Test Value
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------


1      maximum continuous output of the Unit (MW)              369.6
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

2      rated capacity (MW) of the Unit                         350
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

3      minimum non-oil stable burning load (MCR) of the Unit   50%


       non-oil stable burning Load (ECR) of the Unit           --


------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

4      load adjustment rate of the Unit                        5% /MIN


                              50%~100%MCR
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

                              below 50% MCR                    3% /MIN
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

5      Parasitic loan of the Unit under ECR working condition  less than or equal to 6%
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

6      rated  power  factor  of the Unit  under  ECR  working  0.85 condition
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

7      coal  consumption  (kilogram / KWH)  of the  Unit in    330
       power generation
------ ------------------------------------------------------- ------------------- -----------------------
------ ------------------------------------------------------- ------------------- -----------------------

8      Unit supply capacity (MW):


       Rated power factor of the Unit x (1 - parasitic load
       of the Unit under ECR working conditions) - main
       transformer and busbar power loss
------ ------------------------------------------------------- ------------------- -----------------------


                                     Annex 4


       Returns on Registered Capital (Anticipated Revenue) Over the Years



Unit: ten thousand US Dollars


Year       Registered Capital Contributions       Returns on Registered Capital


 1                     [***]                                    [***]
 2                     [***]                                    [***]
 3                     [***]                                    [***]
 4                     [***]                                    [***]
 5                     [***]                                    [***]
 6                     [***]                                    [***]
 7                     [***]                                    [***]
 8                     [***]                                    [***]
 9                     [***]                                    [***]
10                     [***]                                    [***]
11                     [***]                                    [***]
12                     [***]                                    [***]
13                     [***]                                    [***]
14                     [***]                                    [***]
15                     [***]                                    [***]
16                     [***]                                    [***]
17                     [***]                                    [***]
17                     [***]                                    [***]
18                     [***]                                    [***]
19                     [***]                                    [***]
20                     [***]                                    [***]

Note:


(1) The financial internal rate of return (FIRR) on the above Registered Capital contribution and Returns on Registered Capital shall be [***] on the basis of the Normal Take. If the amount and timing of Registered Capital actually contributed are different from the figures listed in the above table, the returns on Registered Capital shall be adjusted, while the financial internal rate of return remains at [***].


(2) The Returns on Registered Capital (Anticipated Revenue) in the table are applicable to the formula in the calculation of On-Grid Tariff set forth in
Article 5.4.



[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                                     Annex 5


              Method of Account Settlement for the Amount of Power
                         Generated by the Power Station



Article 1. Account settlement for monthly generated amount of power which deviates from the plan.


a. the monthly generation plan (including amendments) as issued by the State Despatch Centre shall prevail.


b. Factors leading to the revision of the monthly generation plan are as follows:


1. Factors regarding the variation of the planned maintenance schedule of the generating units shall be based on the monthly planned maintenance schedule as issued by the State Despatch Centre, any change in the maintenance schedule shall be submitted to the State Despatch Centre for approval and the monthly generation plan shall be adjusted as determined by the State Despatch Center.


2. The amount of power generated which is affected by the outage of generating units as required by the grid shall be adjusted.


3. Other adjustment factors: reduced power generation resulting from the disconnection of the Power Station or failure to generate the expected amount of electricity which is caused by transmission line breakdown not attributable to the Power Station.


c. In the event of any accident in any month in the generating units of the Power Station or any maintenance of electrical equipment (including emergency maintenance and maintenance extension without the approval of the State Despatch Centre) which is not included in the monthly generation plan and which affects power generation, it shall be recorded as monthly unplanned outage hours of the Power station.


         Monthly Unplanned outage Hours = (SIGMA) (Unit accident outage hours + Unit interim maintenance outage hours + Unit planned maintenance extended outage hours).


         The Monthly Unplanned Outage Hours shall be added up cumulatively month by month, if the Annual Actual Equivalent Despatchable Hours of the Power Station fail to reach the requirement as stipulated in Article 4.5 herein, so that the annual cumulative Effective On-Grid Electricity in such Year fails to reach the annual Normal Take, then Party A shall compensate Party B pursuant to
Article 8.2 herein.


d. If the Power Station finds it difficult to execute the verified peaking quota, it shall submit a written application to the State Despatch Centre and shall solicit consent from Party B so that the State Despatch Centre can make necessary arrangement in the monthly and daily generation plans, but the Power Station shall pay to the Jiangsu Power Grid a peaking compensation fee of RMB
5,000 Yuan for less generation of 10 MW each day during the valley period.


Article 2. The daily generation despatch curve (including amendment) issued by the State Despatch Centre is the basis for the amount of electricity generated by the Power Station and accounts settlement for the amount of electricity generated. The State Despatch Centre may revise, after having consulted with Party B, the daily generation despatch curve of Yangcheng Power Station in the light of the following different conditions:


1. the requirement for frequency modulation, peaking and planned power allocation on the part of the Jiangsu Power Grid.


2. the communication line between the Jiangsu Power Grid and other provincial grids is not capable of taking the expected power load, nor is the out-going line of Yangcheng Power Station.


3. temporary maintenance of approved equipment during valley load and mid-range load periods.


4. temporary maintenance of approved generation units (including auxiliaries).


5.       accident outage of the Power Station


6.       extension of the approved planned maintenance of the generating units.


7.       in the event of force majeure.


8.       other causes acknowledged by the State Despatch Centre.


Article 3. Economic settlement of daily output rate and amount of electricity which deviates from the plan.


a. the planned daily generation despatch curve (including amendments) issued by the State Despatch Centre shall govern the planned daily generation of the Power Station.


b. The active power output rate of the Power Station shall be sampled at an interval of every 15 minutes, totaling 96 sampling points per day, an error exceeding +/- 3% shall be recorded as an unqualified point if compared with the corresponding planned value (when the values recorded during the two hours prior to and after the planned value are different, then the quartering of the differential value shall be taken and be progressively increased to or decreased from the hour values).


c. The unqualified points for the active power output of the Power Station shall be settled economically in accordance with the following standards:


1. if the number of unqualified points is less than the number of monthly examination points by 5%, the Jiangsu Power Grid shall pay the Power Station a bonus at the rate of RMB 600 per bonus point.

         Bonus points = monthly examination points x 5% - unqualified points.


2. if the unqualified points exceed the examination points by 5-10% inclusive, the Power Station shall compensate the Jiangsu Power Grid at the rate of RMB 100 per unqualified point.


3. if the unqualified points exceed the examination points by 10-20% inclusive, the Power Station shall compensate Jiangsu Power Grid at the rate of RMB 200 per unqualified point.


4. if the unqualified points exceed the examination points by over 20%, the Power Station shall compensate the Jiangsu Power Grid at the rate of RMB 400 per unqualified point.


d. The actual generation of the Power Station shall be sampled at an interval of five minutes, totaling 288 sampling points per day, the error exceeding +/- 3% shall be regarded as a deviation from the daily generation plan which shall be settled economically in accordance with the following standards:


1. If the error is within +/-3%, the excess and deficit generation may be offset in the corresponding periods that day; if there is still excess generation after offsetting excess and deficit generation in the valley and mid-range periods, the electric energy is not counted and the Electricity Fees are not paid; if there is still deficit generation after offsetting in the peak period, the Power Station shall compensate Jiangsu Power Grid in accordance with the mutually allocating tariff for the peak period between provincial grids of the East China Power Grid.


2. If the excess generation deviates from the plan by more than +3% in the valley period, in addition to not counting the electric energy and not paying the Electricity Fees, the Power Station shall compensate the Jiangsu Power Grid in accordance with the tariff which is 150% as much as the mutually allocating tariff for the valley period between provincial grids of the East China Power Grid.


3. if the excess generation deviates from the plan by more than +3% in the mid-range period, in addition to not counting the electric energy and not paying the Electricity Fees, the Power Station shall compensate the Jiangsu Power Grid 100% as much in accordance with the mutually allocating tariff for the mid-range period between provincial grids of the East China Electric Power Grid.


4. If the short generation deviates from the plan by more than -3% in the peak period, the Power Station shall compensate the Jiangsu Power Grid in accordance with the tariff which is 200% as much as the mutually-allocating tariff for the peak period between provincial grids of the East China Power Grid.


Article 4. The division of generation periods


a. It is only divided into the peak period and the valley period from 1st July to 30th September each year.

         where,


         the peak period : 0800 - 2200 hours


         the valley period : 2200 - 0800 of the following day


b. It is divided into the peak period, the mid-range period and the valley period from 1st January to 30th June and from 1st October to 31st December.


         where,


         the peak period : 0800 - 1100 hour and 1700 - 2200 hour


         the mid-range period : 1100 - 1700 hour


         the valley period : 2200 - 0800 of the following day


Article 5. The document published by the East China Power Administration shall be taken as the standard for the inter-provincial mutually-allocating power price of East China Power Grid for the peak load, the mid-range load and the valley load periods.


Article 6. Prior to 25th of each month, Jiangsu Provincial Power Company shall deliver to the Power Station the Bill of Account Settlement on Power Generation of the Power Station in the preceding month and shall settle the accounts when it pays the On-Grid Electricity Fees to the Power Station before the end of the month in accordance with this Method and the Power Purchase Contract entered into by and between the Yangcheng International Power Generating Company and the Jiangsu Provincial Power Company.


Article 7. If the change in the method of check out in the East China Power Grid leads to modifying the method for economic settlement of dispatching power generation of the Power Station by the Jiangsu Provincial Power Company, this method shall be correspondingly revised.

                                     Annex 6


                                    Insurance


         Party A shall purchase or cause to be purchased the following insurance for each Unit and shall maintain the insurance at full effectiveness from the commencement of Commercial Operation of Unit 1 until the expiration of the Joint Venture Term:


1.       Property All risks insurance:


         Scope of Coverage:         tangible losses or damages to buildings,
         machinery, inventories, fixed installation, spare parts and all other personal properties which are structured together to form the Power Station, including but not being limited to the losses or damages resulting from the risks listed below: fire, lightning, explosion, self-ignition, thunderstorm, snow-storm, flooding, typhoon, damage by water, riot, strikes, willful damage, earthquakes, tsunamis, collapse and/or the loss of stored goods in storage tanks.


         Insured Amount:            the full value for a repurchase of the
                                    insured items.


2.       Insurance for outage due to breakdown of machinery


         Scope of Coverage:         sudden and unforeseen tangible losses or
                                    damages to all machinery, plant house,
                                    boilers, ancillary equipment which are
                                    structured to form the Power Station due to the following causes, including but not being limited to breakdown of machinery and electrical equipment, collapse and explosion of boiler and pressurized vessel, electrical short-circuit, improper vibration and calibration, overloading and over-voltage, abnormal tension, centrifugal force, breakdown in protection and regulation equipment, overheating or collision or other similar causes.


         Insured Amount:            The value for the repurchase of the insured
                                    machines, station houses, boilers and
                                    others.


3.       Third Party Liability Insurance


         Scope of Coverage:         property losses or personnel casualties
                                    to third parties that Party A is required to be liable legally in the business operation and maintenance of the Power Station by the JV Company.


         Insured amount:            The maximum insurance amount for each
                                    accident is RMB 200,000 Yuan. The number of accidents insured is not limited.


         Insured Person:   The Joint Venture Company